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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 30, 2004

                                EFC BANCORP, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

     Delaware                 1-13605                     36-4193304
-------------------           -------                     ----------
(State or other          (Commission File Number)         (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)



1695 Larkin Avenue, Elgin, Illinois                   60123
-----------------------------------                   -----
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (847) 741-3900
                                                     --------------








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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

      Exhibit 99.1  Press Release Dated July 30, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------

      On July 30, 2004, EFC Bancorp, Inc. announced its financial results for the quarter ended June 30, 2004. The press release announcing financial results for the quarter ended June 30, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.






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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    EFC BANCORP, INC.




Date: August 3, 2004                By: /s/ Eric J. Wedeen
                                        -------------------------------------
                                        Eric J. Wedeen
                                        Chief Financial Officer and
                                        Senior Vice President